Refund liabilities	6 Months Ended
Jun. 30, 2025
Refund Liabilities [Abstract]
Refund liabilities

Note 17	Refund liabilities
A refund liability has to be recognized when the customer already provided a consideration which is expected to be refunded partially or totally. It is measured at the amount the Company has an obligation to repay or amounts which did not meet the criteria for revenue recognition in the past, but there are no remaining goods and services to be provided in the future.

Development of refund liabilities during the period is presented below:

in € thousand	June 30, 2025	December 31, 2024
BALANCE AS AT JANUARY 1	26,141	39,941
Additions	4,023	4,013
Other releases	(1,505)	(19,901)
Interest expense capitalized	96	360
Exchange rate difference	(2,332)	1,728
BALANCE AS AT CLOSING DATE	26,423	26,141
Less non-current portion	(6,587)	(6,491)
CURRENT PORTION	19,836	19,650
As at June 30, 2025, out of the total of €26.4 million, an amount of €18.4 million - all current - (December 31, 2024: €18.6 million) is connected to the Collaboration and License Agreement with Pfizer. In the first half of 2025 additions of €2.1 million were made in connection with the Pfizer Collaboration and License Agreement (December 31, 2024: €2.6 million).
Refund liabilities of €6.6 million (of which €6.6 million is non-current) (December 31, 2024 €6.5 million of which €6.5 million was non-current) relate to the expected payment to GlaxoSmithKline (GSK) due to the termination of the strategic alliance agreements (SAA) in 2019.
The remaining amount of €1.4 million out of the total of €26.4 million relates to refund liabilities mainly due to statistical return provision and rebates as at June 30, 2025 (December 31, 2024: €1.1 million).
In the period ended June 30, 2025 other releases primarily related to reversal of statistical return provision and rebate accruals while in the period ended December 31, 2024 it related largely to payments made in connection with the terms of the Pfizer Collaboration and License Agreement.